Marketing Memorandum for
                    Vanderbilt Mortgage and Finance, Inc.,
              Manufactured Housing Contract, Senior/Subordinate
                   Pass-Through Certificates, Series 1997A

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO.
     FINANCIAL ADVISOR IMMEDIATELY.

           Vanderbilt Mortgage and Finance, Inc., Series 1997A
                               Fixed-Rate Group

               Class      Class      Class      Class      Class      Class     Class      Class
               I A-1      I A-2      I A-3      I A-4      I A-5      I A-6     I B-1      I B-2


Amount(000):   (28,500    24,900     18,200     10,700     12,919     9,233     6,347      4,618)
Coupon:        (TBD       TBD        TBD        TBD        TBD        TBD       TBD        TBD)

               1ML+___bps
Approx. Price: (TBD       TBD        TBD        TBD        TBD        TBD       TBD        TBD)
Yield:         (TBD       TBD        TBD        TBD        TBD        TBD       TBD        TBD)
Spread:        (TBD       TBD        TBD        TBD        TBD        TBD       TBD        TBD)
Avg Life:      (1.05      3.05       5.05       7.04       9.64       13.62     6.74       14.70)
Avg Life       (1.05      3.05       5.05       7.04       9.64       11.83     6.74       11.09)
To Call:
Mod. Duration  0.985      2.659      4.101      5.322      6.609      8.086     5.038      7.946
(To Maturity)
Mod. Duration  0.985      2.659      4.101      5.322      6.609      7.463     5.038      6.971
(To 10% Call)
1st Prin Pymt: (02/97     03/99      03/01      04/03      01/05      10/08     02/97      02/06)
Exp Mat:       (03/99     03/01      04/03      01/05      10/08      10/13     02/06      08/25)
To 10% Call:   (03/99     03/01      04/03      01/05      10/08      12/08     02/06      12/08)
Stated Mat:    (TBD       TBD        TBD        TBD        TBD        TBD       TBD        TBD)
Expected
Settlement:    (<---------------------------------------------------   02/06/97 ---------------------
               ---------------------------->)
Pymt Delay:    (0 days        <------------------------------------   6 days ------------------------
               ---------------------------->)
Dated Date:    (2/6/97      <--------------------------------------   01/01/97 ----------------------
               --------------------------->)
1st Pymt Date: (2/7/97    2/7/97     2/7/97     2/7/97     2/7/97     2/7/97    2/7/97     2/7/97)
Ratings:
(Moody's)      (Aaa       Aaa        Aaa        Aaa        Aaa        Aa3       Baa2       Baa2)
Pricing Date:  (1/30/97)
Prepayment Speed:         (185% MHP)




Class A1 Pass             The Class I A-1 Pass Through Rate will equal the lesser of
Through Rate:             i) One Month LIBOR plus  (TBD%)  and ii) the weighted average gross coupon of the contracts less the 1.25% servicing fee.

Credit Enhancement:       Subordination:  Expected subordination levels are as
                          follows:  (subject to change)

                          Class I A-1 - I A-5:     Aaa  (17.5%)
                          Class I A-6:        Aa3  (9.5%)
                          Class I B-1:        Baa2 (4.0%)


Corporate Guarantee:      The Class I B-2 Certificateholders will have the benefit
                          of a limited guarantee of Clayton Homes, Inc.("CHI") to
                          protect against losses that would otherwise be absorbed
                          by the Class I B-2 Certificateholders.


Servicing Fee:            For as long as Vanderbilt is the servicer, the servicing fee of 1.25%
                          per annum is subordinate to the Offered Certificates on a monthly basis.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

Vanderbilt Mortgage and Finance, Inc., Series 1997A


Cashflow Priority:


PRICING
BASE CASE                 CLASS I B DISTRIBUTION TEST IS MET:
                          1)  Current interest and any previously unreimbursed
                               interest to Classes I A-1 - I A-5;
                          2)  Senior percentage of principal payments
                               sequentially to Classes I A-1, I A-2, I A-3, I A-4, and I A-5
                               until such class is reduced to zero;
                          3)   Current interest and any previously unreimbursed
                               interest to Class I A-6 Certificates;
                          4)  Senior percentage of principal payments to
                               Class I A-6 until such class is reduced to zero;
                          5)  Current interest and any previously unreimbursed
                               interest to Class I B-1 Certificates;
                          6)  Class I B percentage of principal payments to
                               Class I B-1 until such class is reduced to zero;
                          7)  Current interest and any previously unreimbursed
                               interest to Class I B-2 Certificates;
                          8)  Class I B percentage of principal payments to
                               Class I B-2 until such class is reduced to zero;
                          9)  Excess cashflow to fund any Available Funds shortfall
                               with respect to the Group II Certificates except the
                               Net Funds Cap Carryover Amount;
                          10) Excess cashflow to the Class II A-1 to build O/C for the
                               Group II Certificates.
                          11) As long as Vanderbilt is the Servicer, any remainder
                               up to the amount equal to 1/12th of the product of
                               1.25% and the pool scheduled principal balance to the
                               Servicer;
                          12) Any remainder to Clayton Homes for any unreimbursed guaranteed payments with respect to Class I B-2;
                          13) Any remainder to the Class R Certificates.





    I A-1         I A-2             I A-3                 I A-4            I A-5           I A-6



//////////////////////////////
//////////////////////////////                            I B-1                     I B-2
//////////////////////////////

               5 yrs

          CLASS I B DISTRIBUTION TEST IS NOT MET:

                      1) Current interest and any previously unreimbursed interest to Classes I A-1 - I A-5 Certificates;
                      2) 100% of principal payments sequentially to Classes I A-1, I A-2, I A-3, I A-4, and I A-5 until such class is reduced to zero;
                      3) Current interest and any previously unreimbursed interest to Class I A-6 Certificates;
                      4) 100% of principal payments to Class I A-6 until such Class is reduced to zero;
                      5) Current interest and any previously unreimbursed interest to Class I B-1 Certificates;
                      6) 100% of principal payments to Class I B-1 until such Class is reduced to zero;
                      7) Current interest and any previously unreimbursed interest to Class I B-2 Certificates;
                      8) 100% of principal payments to Class I B-2 until such Class is reduced to zero;
                      9) Excess cashflow to fund any Available Funds shortfall with respect to the Group II
                           Certificates except the Net Funds Cap Carryover
                           Amount;
                      10) Excess cashflow to the Class II A-1 to build O/C for the Group II Certificates.
                      11) So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
                      12) Any remainder to Clayton Homes for any unreimbursed guaranteed payments with respect to Class I B-2;
                      13)  Any remainder to the Class R Certificates.





    I A-1        I A-2       I A-3        I A-4        I A-5        I A-6       I B-1        I B-2


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN SACHS & CO. INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



Class B Distribution      The Class I B Distribution Test is met if:
Test:                     1)  Remittance Date is on or after (Feb 2002)
                          2)  Class I B Percentage is at least (     %)
                               (which is (1.75) times the original Class B
                               Percentage)
                          3)  Cumulative Realized Losses do not exceed  (7%) for
                               year (2001), (8%) for year (2002), and (9%) for year (2003)
                               and beyond of the Original Principal Balance of
                               the Contracts
                          4)  Current Realized Loss Ratio does not exceed (2.75%)
                          5)  Average 60 Day Delinquency Ratio does not exceed (5%)
                          6)  Average 30 Day Delinquency Ratio does not exceed (7%)
                          7)  Class I B-2 Principal Balance must not be less than ($2,308,354)
                               (which represents approximately (2%) of the Total Original Contract
                               Pool Principal Balance).


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
     PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR
     IMMEDIATELY.

          Vanderbilt Mortgage and Finance, Inc., Series 1997A
--------------------------------------------------------------------------
                  Adjustable-Rate Certificates

                           Class              Class             Class              Class
                           II A-1             II B-1            II B-2             II B-3


Amount(000):               (58,714            9,526             4,082              5,445)
Coupon:                    (TBD               TBD               TBD                TBD)

                           1ML+(TBD)bps
                           +
Approx. Price:
Yield:
Spread
Avg Life:                  (3.75              6.73              9.88               13.52
To Call:                   (3.64              6.73              9.88               11.78)
1st Prin Pymt:             (02/97             02/02             11/05              04/08)
Exp Mat:                   (10/12             11/05             04/08              07/13)
To 10% Call:               (12/08             11/05             04/08              12/08)
Stated Mat:
Expected
Settlement:                (2/6/97            2/6/97            2/6/97             2/6/97
Pymt Delay:                0 Days             0 Days            0 Days             0 Days

Dated Date:                (2/6/97            2/6/97            2/6/97             2/6/97

1st Pymt Date:             (2/7/97            2/7/97            2/7/97             2/7/97

Rating:
(Moody's)                  Aaa                Aa3               Baa2               Baa2

Pricing Date:              (1/30/97)


Prepayment Speed:         (200% MHP)

Group II Pass             The Group II Pass Through Rate will equal the
Through Rate              lesser of i) One Month LIBOR plus TBD% and ii)
                          the Net Funds Cap as described herein.

Net Funds Cap:            The difference between the a) collateral WAC and
                          b) the sum of i) 0.50% (spread cushion) and ii) if
                          the Company is no longer the Servicer, 1.25%.

Net Funds Cap             If on any Payment Date the Group II Certificate
Carryover:                interest distribution amount is less than the
                          Group II Pass-Through Rate (which is subject to a
                          maximum equal to the Weighted Average Life Cap of
                          the collateral), the amount of such shortfall and
                          the aggregate of such shortfalls from previous
                          payment dates together with accrued interest at
                          the Pass-Through Rate will be carried forward to
                          the next Payment Date until paid. No interest
                          carryforward will be paid once the Class II B-3
                          Certificate principal balance has been reduced to
                          zero.

Credit Enhancement:       Subordination:  Expected subordination levels are
                          as follows:  (subject to change)

                          Class II A-1:  Aaa  (24.5%)
                          Class II B-1:  Aa3  (12.25%)
                          Class II B-2:  Baa2 ( 7.0%)

Corporate Guarantee:      The Class II B-3 Certificateholders will have the
                          benefit of a limited guarantee of Clayton Homes,
                          Inc.("CHI") to protect against losses that would
                          otherwise be absorbed by the Class II B-3
                          Certificateholders.



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

          Vanderbilt Mortgage and Finance, Inc., Series 1997A


Overcollateralization:    The Certificates will be issued with no initial Overcollateralization
                          Amount.
                          Excess Servicing and the Servicing Fee (while Vanderbilt is the Servicer)
                          will be directed to build the Overcollateralization Amount to 4.25%
                          (approx. $_________) of the Cut-off Date Group II Principal Balance.
                          On or after February 7, 2002 and as long as the Class II B Distribution
                          Tests are met, the Required Overcollateralization Amount steps down to
                          8.50%
                          of the current Group II Scheduled Principal Balance subject to a floor of
                          0.75%
                          (approx. $_________) of the Group II Cut-off Date Pool Principal Balance.

Servicing Fee:            For as long as Vanderbilt is the Servicer, the 1.25% Servicing Fee will be subordinated to the Offered Certificates on a monthly basis.

Excess Interest:          The excess interest on the Contracts represents the first loss piece and is subordinated to the Offered Certificates on a monthly basis.



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
     PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR
     IMMEDIATELY.

          Vanderbilt Mortgage and Finance, Inc., Series 1997A

Cashflow Priority:

PRICING
BASE CASE CLASS II B DISTRIBUTION TEST IS MET:


                          1)   Current interest and any previously unreimbursed
                               interest to Class II A-1 Certificates
                               (subject to the Net Funds Cap);
                          2)   Senior percentage of principal payments
                               to Class II A-1 until such class is reduced to zero;
                          3)   Current interest and any previously unreimbursed
                               interest to Class II B-1 Certificates;
                          4)   Class II B percentage of principal payments to
                               Class II B-1 until such class is reduced to zero;
                          5)   Current interest and any previously unreimbursed
                               interest to Class II B-2 Certificates;
                          6)   Class II B percentage of principal payments to
                               Class II B-2 until such class is reduced to zero;
                          7)   Current interest and any previously unreimbursed
                               interest to Class II B-3 Certificates;
                          8)   Class II B percentage of principal payments to
                               Class II B-3 until such class is reduced to zero;
                          9)   Excess cashflow to fund any Available Funds shortfall
                               with respect to the Group I Certificates except the Net Funds Cap
                               Carryover Amount;
                          10)  Excess cashflow to the Class II A-1 to build O/C.
                          11)  So long as Vanderbilt is the Servicer, any remainder
                               up to the amount equal to 1/12th of the product of
                               1.25% and the pool scheduled principal balance to the
                               Servicer;
                          12)  Any remainder to Clayton Homes for any unreimbursed guaranteed payments with respect to Class II B-3;
                          13)  Any remainder to the Class R Certificates.



   II A-1         II B-1       II B-2            II B-3

     5 yrs

          CLASS B DISTRIBUTION TEST IS NOT MET:

                          1)   Current interest and any previously unreimbursed
                               interest to Classes II A-1 Certificates;
                          2)   100% of principal payments sequentially to Class
                               II A-1 until such class is reduced to zero;
                          3)   Current interest and any previously unreimbursed
                               interest to Class II B-1 Certificates;
                          4)   100% of principal payments to Class II B-1 until such
                               Class is reduced to zero;
                          5)   Current interest and any previously unreimbursed
                               interest to Class II B-2 Certificates;
                          6)   100% of principal payments to Class II B-2 until such
                               Class is reduced to zero;
                          7)   Excess cashflow to fund any Available Funds shortfall
                               with respect to the Group I Certificates except the Net Funds Cap
                               Carryover Amount;
                          8)   Excess cashflow to the Class II A-1 to build O/C.
                          9)   So long as Vanderbilt is the Servicer, any remainder
                               up to the amount equal to 1/12th of the product of
                               1.25% and the pool scheduled principal balance to the
                               Servicer;
                          10)  Any remainder to Clayton Homes for any unreimbursed guaranteed payments with respect to Class II B-3;
                          11) Any remainder to the Class R Certificates.



   II A-1          II B-1       II B-2       II B-3

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

          Vanderbilt Mortgage and Finance, Inc., Series 1997A


Class II B Distribution
Test:                    The Class II B Distribution Test is met if



                          1)  Remittance Date is on or after (Feb 2002)
                          2)  Class II B Percentage + O/C is at least (50%)
                               (which is (2.00) times the original Class I B
                               Percentage + O/C + 1.0%)
                          3)  Cumulative Realized Losses do not exceed (7%) for
                               year (2001), (8%) for year (2002), and (9%) for year (2003)
                               and beyond of the Original Principal Balance of
                               the Contracts
                          4)  Current Realized Loss Ratio does not exceed (2.75%)
                          5)  Average 60 Day Delinquency Ratio does not exceed (5%)
                          6)  Average 30 Day Delinquency Ratio does not exceed (7%)
                          7)  Sum of Class I B-2 Principal Balance + O/C must not be less than ($       )
                               (which represents approximately (2%) of the Total Original Contract
                               Pool Principal Balance).

Cleanup Call              The Servicer may call the Certificates at par plus
                          accrued interest after the remaining pool balance of the
                          Certificates is less than 10% of its original balance.

Payment Date:             The 7th day of each month or, if such day is not a
                          business day, the next succeeding business day,
                          beginning in February, 1997.

Interest Accrual:         Interest will accrue from the 1st day of the preceding
                          month until the 30th day of the preceding month for
                          the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1 and I B-2 certificates.
                          For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceding month until the
                          6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment
                          Date for the class I A-1 certificates and the Group II Certificates..
                          For the Class I A-1 certificates, and the Group II Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate
			  classes, interest is calculated using a 30/360 day count.

ERISA Considerations:     The Class I A-1, I A-2, I A-3, I A-4, and I A-5 Certificates
                          and the Class II A-1 will be ERISA eligible.  The Class I A-6
                          I B-1 and I B-2 Certificates and the Class II B-1, II B-2, and II B-3
                          are not ERISA eligible.  However, investors should
                          consult with their counsel with respect to the
                          consequences under ERISA and the Code of the Plan's
                          acquisition and ownership of such Certificates.

SMMEA Considerations:     The Class I A-1,I A-2, I A-3, I A-4, I A-5, and
                          I A-6 as well as the Class II A-1 and II B-1 Certificates will constitute
                          "mortgage related securities" under the Secondary Mortgage Market
                          Enhancement Act of 1984 "SMMEA". The Classes I B-1 and I B-2 and Class II B-2 and II B-3
                          Certificates are not SMMEA eligible.





                                 Group I                 Group II
Type of Collateral:                FIXED                    ARM
Number:                            3913                     2479
Amount:                       115,417,699.95           77,767,930.26
Avg Unpaid Balance:              29,495.96               31,370.69
Max Orig Balance:               388,912.35               86,800.40
WAC:                              11.438%                  9.881%
WAC Range:                   8.000% - 19.950%         8.000% - 15.250%
WAM:                                186                     201
WA Orig Term:                       188                     208
WALTV:                            87.629                   87.790
New:                              71.87%                   82.80%
Used:                             28.13%                   17.20%
Park:                             26.66%                   25.43%
Non-Park:                         73.34%                   74.57%
Single Wide:                      55.27%                   46.55%
Double Wide:                      44.73%                   53.45%





Prospectus:               The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                              GOLDMAN, SACHS & CO.


CURRENT BALANCE:$28,500,000.00                                          DATED DATE:   02/06/97
         COUPON:  5.548%                  VMF7AF                     FIRST PAYMENT:   02/07/97
         FACTOR:1.0000000000                                         TOTAL CLASSES:   9
     ORIGINAL BALANCE:$28,500,000.00      BOND IA1                   SETTLEMENT DATE: 02/06/97

                                ASSUMED CONSTANT LIBOR-1M 5.4375


                          125.00%         150.00%        185.00%         200.00%         250.00%
                             MHP             MHP             MHP             MHP            MHP

First Payment             0.003           0.003          0.003           0.003           0.003
Average Life              1.350           1.206          1.050           0.995           0.844
Last Payment              2.669           2.419          2.086           2.003           1.669


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
     RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


          ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                             GOLDMAN, SACHS & CO.

CURRENT BALANCE:  $24,900,000.00                                       DATED DATE:       01/01/97
         COUPON:  6.600%                    VMF7AF                     FIRST PAYMENT:    02/07/97
         FACTOR:  1.0000000000                                         TOTAL CLASSES:    9
ORIGINAL BALANCE: $24,900,000.00           BOND IA2                    SETTLEMENT DATE:  02/06/97



                             PREPAYMENT SPEED

                      125.00%         150.00%        185.00%         200.00%         250.00%
                       MHP             MHP             MHP             MHP            MHP
First Payment          2.669           2.419          2.086           2.003           1.669
Average Life           3.873           3.486          3.050           2.893           2.467
Last Payment           5.169           4.669          4.086           3.919           3.336


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                          GOLDMAN, SACHS & CO.

CURRENT  BALANCE: $18,200,000.00                                    DATED DATE:      01/01/97
          COUPON:   6.900%                VMF7AF                    FIRST PAYMENT:   02/07/97
          FACTOR: 1.0000000000                                      TOTAL CLASSES:   9
ORIGINAL BALANCE: $18,200,000.00          BOND IA3                  SETTLEMENT DATE: 02/06/97



                             PREPAYMENT SPEED

                      125.00%         150.00%        185.00%         200.00%         250.00%
                        MHP             MHP             MHP             MHP            MHP
First Payment          5.169           4.669          4.086           3.919           3.336
Average Life           6.411           5.785          5.047           4.779           4.066
Last Payment           7.669           7.086          6.169           5.836           4.919


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                          GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $10,700,000.00                                    DATED DATE:      01/01/97
         COUPON:  7.150%                   VMF7AF                   FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000                                      TOTAL CLASSES:   9
ORIGINAL BALANCE: $10,700,000.00           BOND IA4                 SETTLEMENT DATE: 02/06/97


                             PREPAYMENT SPEED

                       125.00%         150.00%        185.00%         200.00%         250.00%
                        MHP             MHP             MHP             MHP            MHP
First Payment          7.669           7.086          6.169           5.836           4.919
Average Life           8.723           7.939          7.041           6.693           5.625
Last Payment           9.919           9.003          7.919           7.586           6.503



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                              GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $12,919,000.00                                        DATED DATE:      01/01/97
         COUPON:  7.400%                   VMF7AF                       FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000                                          TOTAL CLASSES:   9
ORIGINAL BALANCE: $12,919,000.00           BOND IA5                     SETTLEMENT DATE: 02/06/97




                             PREPAYMENT SPEED

                   GP I 125%       GP I 150%       GP I 185%       GP I 200%       GP I 250%
                   GP II 150%      GP II 175%      GP II 200%      GP II 225%      GP II 250%
                     MHP              MHP             MHP             MHP             MHP
First Payment       9.919           9.003            7.919           7.586            6.503
Average Life        11.564          10.761           9.639           9.189            7.862
Last Payment        13.253          12.669           11.669          11.253           9.753



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any Securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                                GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $9,233,000.00            VMF7A                          DATED DATE:      01/01/97
         COUPON:  7.700%                                                  FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000             BOND IA6                       TOTAL CLASSES:   8
ORIGINAL BALANCE: $9,233,000.00       ****** TO 10 % CALL ******          SETTLEMENT DATE: 02/06/97



                             PREPAYMENT SPEED

                     GP I 125%       GP I 150%       GP I 185%       GP I 200%       GP I 250%
                     GP II 150%      GP II 175%      GP II 200%      GP II 225%      GP II 250%
                      MHP              MHP             MHP              MHP             MHP
First Payment       13.253          12.669           11.669          11.253           9.753
Average Life        13.334          12.669           11.833          11.335           10.294
Last  Payment       13.336          12.669           11.836          11.336           10.336



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                               GOLDMAN, SACHS & CO.
CURRENT BALANCE:   $9,233,000.00              VMF7A                      DATED DATE:     01/01/97
         COUPON:   7.700%                                                FIRST PAYMENT:  02/07/97
         FACTOR:   1.0000000000             BOND IA6                     TOTAL CLASSES:  8
ORIGINAL BALANCE:  $9,233,000.00    ****** TO MATURITY ******            SETTLEMENT DATE:02/06/97



                             PREPAYMENT SPEED
                               PRICING SPEED

                    185.00%      125.00%       150.00%       185.00%       200.00%      250.00%
                      MHP           MHP          MHP           MHP           MHP          MHP

First Payment       11.669       13.253        12.669        11.669        11.253       9.753
Average Life        13.624       15.414        14.638        13.624        13.205       11.863
Last Payment        16.669       18.003        17.503        16.669        16.253       14.836



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********

FINANCIAL STRATEGIES GROUP                                         GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $6,347,000.00                                    DATED DATE:      01/01/97
         COUPON:  7.625%                                           FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000             BOND IB1
ORIGINAL BALANCE: $6,347,000.00                                    SETTLEMENT DATE: 02/06/97



                             PREPAYMENT SPEED

                   GP I 125%       GP I 150%       GP I 185%       GP I 200%       GP I 250%
                   GP II 150%      GP II 175%      GP II 200%      GP II 225%      GP II 250%
                     MHP              MHP             MHP              MHP             MHP
First Payment       5.003           5.003            5.003           5.003            5.003
Average Life        7.140           6.956            6.742           6.663            6.441
Last Payment        9.919           9.503            9.003           8.836            8.253



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                              GOLDMAN, SACHS & CO.
CURRENT BALANCE: $4,618,000.00                                         DATED DATE:     01/01/97
         COUPON: 8.185%                                                FIRST PAYMENT:  02/07/97
         FACTOR: 1.0000000000             BOND IB2
ORIGINAL BALANCE: $4,618,000.00       ****** TO 10 % CALL ******        SETTLEMENT DATE:02/06/97


                             PREPAYMENT SPEED

                   GP I 125%       GP I 150%       GP I 185%      GP I 200%       GP I 250%
                   GP II 150%      GP II 175%      GP II 200%     GP II 225%      GP II 250%
                     MHP              MHP             MHP              MHP             MHP
First Payment       9.919           9.503            9.003           8.836            8.253
Average Life        12.323          11.779           11.088          10.724           9.880
Last Payment        13.336          12.669           11.836          11.336           10.336



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                              GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $4,618,000.00           VMF7A                         DATED DATE:      01/01/97
         COUPON:  8.185%                                                FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000             BOND IB2                     TOTAL CLASSES:   8
ORIGINAL BALANCE: $4,618,000.00    ****** TO MATURITY ******            SETTLEMENT DATE: 02/06/97


                             PREPAYMENT SPEED
                               PRICING SPEED

                   185.00%      125.00%       150.00%       185.00%       200.00%      250.00%
                    MHP           MHP          MHP           MHP           MHP          MHP
First Payment      9.003        9.919         9.503         9.003         8.836        8.253
Average Life       14.698       16.221        15.542        14.698        14.365       13.336
Last Payment       28.419       28.503        28.503        28.419        28.336       28.086



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                              GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $58,714,000.00                                        DATED DATE:     02/06/97
         COUPON:  5.668%                                                FIRST PAYMENT:  02/07/97
         FACTOR:  1.0000000000             BOND IIA1
ORIGINAL BALANCE: $58,714,000.00      ****** TO 10 % CALL ******        SETTLEMENT DATE:02/06/97




                             PREPAYMENT SPEED

                   GP I 125%       GP I 150%       GP I 185%       GP I 200%       GP I 250%
                   GP II 150%      GP II 175%      GP II 200%      GP II 225%      GP II 250%
                     MHP              MHP             MHP             MHP             MHP
First Payment       0.003           0.003            0.003           0.003            0.003
Average Life        4.602           4.095            3.641           3.267            2.907
Last Payment        13.336          12.669           11.836          11.336           10.336


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                            GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $9,526,000.00                                       DATED DATE:      02/06/97
         COUPON:  5.888%                                              FIRST PAYMENT:   02/07/97
         FACTOR:  1.0000000000             BOND IIB1
ORIGINAL BALANCE: $9,526,000.00                                       SETTLEMENT DATE: 02/06/97



                             PREPAYMENT SPEED


                    GP I 125%       GP I 150%       GP I 185%      GP I 200%       GP I 250%
                    GP II 150%      GP II 175%      GP II 200%     GP II 225%      GP II 250%
                       MHP             MHP             MHP             MHP             MHP

First Payment       5.003           5.003            5.003           5.086            5.086
Average Life        6.926           6.819            6.726           6.598            6.529
Last Payment        9.253           9.003            8.753           8.419            8.253



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                            GOLDMAN, SACHS & CO.
CURRENT BALANCE:  $4,082,000.00                                        DATED DATE:     02/06/97
         COUPON:  6.258%                                               FIRST PAYMENT:  02/07/97
         FACTOR:  1.0000000000           BOND IIB2
ORIGINAL BALANCE: $4,082,000.00                                        SETTLEMENT DATE: 02/06/97


                            PREPAYMENT SPEED

                   GP I 125%      GP I 150%       GP I 185%       GP I 200%       GP I 250%
                   GP II 150%     GP II 175%      GP II 200%      GP II 225%      GP II 250%
                      MHP            MHP             MHP             MHP             MHP
First Payment       9.253           9.003            8.753           8.419            8.253
Average Life        10.553          10.200           9.875           9.541            9.274
Last Payment        11.919          11.503           11.169          10.753           10.336




     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

          ********** PRELIMINARY MARKETING INFORMATION **********


FINANCIAL STRATEGIES GROUP                                               GOLDMAN, SACHS & CO.
CURRENT BALANCE:   $5,445,000.00                                         DATED DATE:       02/06/97
         COUPON:   6.487%                                                FIRST PAYMENT:    02/07/97
         FACTOR:   1.0000000000             BOND IIB3
ORIGINAL BALANCE:  $5,445,000.00       ****** TO 10 % CALL ******        SETTLEMENT DATE:  02/06/97



                             PREPAYMENT SPEED


                   GP I 125%       GP I 150%       GP I 185%       GP I 200%       GP I 250%
                   GP II 150%      GP II 175%      GP II 200%      GP II 225%      GP II 250%
                     MHP              MHP             MHP              MHP             MHP
First Payment       11.919          11.503           11.169          10.753           10.336
Average Life        13.102          12.517           11.781          11.297           10.336
Last Payment        13.336          12.669           11.836          11.336           10.336



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

AVAILABLE FUNDS CAP =

((GROSS WAC ON GROUP II - 50BP O/C CUSHION ON GROUP II) X GROUP II POOL BALANCE + O/C STEPDOWN AMOUNT)

-------------------------------------------

          GROUP II TOTAL BOND BALANCE


            ASSUMING 30/360 DAY COUNT

DATE                   AV FUNDS CAP                       1M-LIBOR      MARGIN (BP)
 2/07/97                 9.381                              5.4375         394
 3/07/97                 9.456                              5.4375         402
 4/07/97                 9.518                              5.4375         408
 5/07/97                 9.643                              5.4375         421
 6/07/97                 9.709                              5.4375         427
 7/07/97                 9.777                              5.4375         434
 8/07/97                 9.831                              5.4375         439
 9/07/97                 9.856                              5.4375         442
10/07/97                 9.826                              5.4375         439
11/07/97                 9.803                              5.4375         437
12/07/97                 9.799                              5.4375         436
 1/07/98                 9.783                              5.4375         435
 2/07/98                 9.784                              5.4375         435
 3/07/98                 9.790                              5.4375         435
 4/07/98                 9.796                              5.4375         436
 5/07/98                 9.802                              5.4375         436
 6/07/98                 9.808                              5.4375         437
 7/07/98                 9.814                              5.4375         438
 8/07/98                 9.821                              5.4375         438
 9/07/98                 9.828                              5.4375         439
10/07/98                 9.835                              5.4375         440
11/07/98                 9.842                              5.4375         440
12/07/98                 9.849                              5.4375         441
 1/07/99                 9.857                              5.4375         442
 2/07/99                 9.864                              5.4375         443
 3/07/99                 9.872                              5.4375         443
 4/07/99                 9.879                              5.4375         444
 5/07/99                 9.887                              5.4375         445
 6/07/99                 9.895                              5.4375         446
 7/07/99                 9.904                              5.4375         447
 8/07/99                 9.912                              5.4375         447
 9/07/99                 9.920                              5.4375         448
10/07/99                 9.929                              5.4375         449
11/07/99                 9.938                              5.4375         450
12/07/99                 9.947                              5.4375         451
 1/07/00                 9.956                              5.4375         452
 2/07/00                 9.965                              5.4375         453
 3/07/00                 9.975                              5.4375         454
 4/07/00                 9.984                              5.4375         455
 5/07/00                 9.994                              5.4375         456
 6/07/00                 10.004                             5.4375         457
 7/07/00                 10.014                             5.4375         458
 8/07/00                 10.025                             5.4375         459
 9/07/00                 10.035                             5.4375         460
10/07/00                 10.046                             5.4375         461
11/07/00                 10.057                             5.4375         462
12/07/00                 10.068                             5.4375         463
 1/07/01                 10.080                             5.4375         464
 2/07/01                 10.091                             5.4375         465
 3/07/01                 10.103                             5.4375         467
 4/07/01                 10.115                             5.4375         468
 5/07/01                 10.127                             5.4375         469
 6/07/01                 10.140                             5.4375         470
 7/07/01                 10.153                             5.4375         472
 8/07/01                 10.166                             5.4375         473
 9/07/01                 10.179                             5.4375         474
10/07/01                 10.192                             5.4375         475
11/07/01                 10.206                             5.4375         477
12/07/01                 10.220                             5.4375         478
 1/07/02                 10.235                             5.4375         480
 2/07/02                 20.405                             5.4375         1497
 3/07/02                 11.798                             5.4375         636
 4/07/02                 11.803                             5.4375         637
 5/07/02                 11.808                             5.4375         637
 6/07/02                 11.814                             5.4375         638
 7/07/02                 11.819                             5.4375         638
 8/07/02                 11.824                             5.4375         639
 9/07/02                 11.830                             5.4375         639
10/07/02                 11.835                             5.4375         640



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.


__________________________________________________________________________

     -  VMF7A GP I (FIXED COLLATERRAL)
     -  $115,417,699.95
     -  Asset Backed Collateral
__________________________________________________________________________

Cut-off Date:                                                     12/25/96
Number of Contracts:                                                 3,913
Aggregate Unpaid Principal Balance:                        $115,417,699.95
Aggregate Original Principal Balance:                      $116,379,582.86
Average Unpaid Principal Balance:                               $29,495.96
Weighted Average Gross Coupon:                                     11.438%
Gross Coupon Range:                                      8.000% -  19.950%
Weighted Average Maturity:                                         186.416
Weighted Average Age of Loans in Months:                             1.804
Weighted Average Original Term:                                    188.221
Weighted Average LTV:                                               87.629
LTV Range:                                                2.888  - 100.000
Maximum Current Principal Balance:                             $387,853.28
Minimum Current Principal Balance:                               $5,084.58
Maximum Original Principal Balance:                            $388,912.35
Minimum Original Principal Balance:                              $1,888.00
Average Original Principal Balance:                             $29,741.78

_______________________________________________________________________

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.


                    GEOGRAPHIC DISTRIBUTION

  State                # of Loans            % Pool                 Current Balance
Alabama                     39                 .88                      $1,013,172
Arkansas                    3                  .12                      $132,811
Arizona                     58                 2.07                     $2,394,280
California                  9                  .36                      $412,092
Unknown                      1                 .01                      $14,496
Colorado                    49                 1.65                     $1,907,144
Connecticut                 1                  .03                      $38,606
Dist of Col                 1                  .01                      $13,827
Delaware                    15                 .55                      $635,403
Florida                     169                4.76                     $5,492,059
Georgia                     81                 1.62                     $1,868,387
Iowa                        6                  .16                      $183,958
Idaho                       2                  .08                      $90,818
Illinois                    7                  .17                      $193,675
Indiana                     18                 .41                      $474,561
Kansas                      1                  .02                      $21,902
Kentucky                    252                5.67                     $6,541,638
Louisiana                   47                 1.19                     $1,378,017
Massachusetts               1                  .02                      $28,211
Maryland                    15                 .45                      $524,359
Michigan                    5                  .17                      $198,265
Minnesota                   1                  .03                      $36,857
Missouri                    14                 .43                      $493,161
Mississippi                 34                 .74                      $853,639
Montana                     4                  .18                       $203,972
North Carolina              842                19.25                    $22,217,691
Nebraska                    1                  .05                      $55,426
New Hampshire               1                  .02                      $26,154
New Jersey                  3                  .22                      $255,702
New Mexico                  37                 1.10                     $1,273,195
Nevada                      4                  .08                      $98,072
New York                    23                 .73                      $841,805
Ohio                        41                 1.03                     $1,188,102
Oklahoma                    53                 1.56                     $1,797,181
Oregon                      3                  .07                      $75,272
Pennsylvania                13                 .32                      $367,781
South Carolina              250                6.29                     $7,258,735
Tennessee                   542                13.04                    $15,054,857
Texas                       962                26.39                    $30,458,524
Virginia                    294                7.64                     $8,819,876
Washington                  4                  .19                      $223,301
Wisconsin                   1                  .10                      $113,291
West Virginia               6                  .13                      $147,424
Total                       3,913              100.00%                  $115,417,700

                               YEAR OF ORIGINATION

          Year of
        Origination         # of Loans          % of Pool               Current Balance
            1985            6                  .05                      $62,022
            1986            15                 .13                      $144,444
            1987            12                 .13                      $148,963
            1988            7                  .10                      $110,090
            1989            10                 .13                      $152,329
            1990            19                 .27                      $316,030
            1991            4                  .06                      $66,267
            1992            4                  .06                      $68,502
            1993            5                  .08                      $87,382
            1994            4                  .05                      $56,120
            1995            47                 1.58                     $1,827,885
            1996            3,780              97.37                    $112,377,666
Total                       3,913              100.00%                  $115,417,700




     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.



                            ORIGINAL CONTRACT BALANCES
----------------------------------------------------------------------------

                                                                                  Total
                                           # of                                   Current
     Original Loan Amount               Contracts                                 Balance
          Balance <=   5,000                1              0.01                     12,140
  5,000 < Balance <=  10,000              141              1.01                  1,163,576
 10,000 < Balance <=  15,000              466              5.10                  5,884,603
 15,000 < Balance <=  20,000              609              8.95                 10,325,147
 20,000 < Balance <=  25,000              532             10.25                 11,825,806
 25,000 < Balance <=  30,000              593             14.01                 16,171,827
 30,000 < Balance <=  35,000              480             13.38                 15,441,508
 35,000 < Balance <=  40,000              295              9.51                 10,974,151
 40,000 < Balance <=  45,000              201              7.35                  8,479,813
 45,000 < Balance <=  50,000              197              8.02                  9,257,807
 50,000 < Balance <=  55,000              119              5.37                  6,195,204
 55,000 < Balance <=  60,000              95               4.70                  5,425,969
 60,000 < Balance <=  65,000              58               3.12                  3,605,335
 65,000 < Balance <=  70,000              37               2.15                  2,483,734
 70,000 < Balance <=  75,000              30               1.88                  2,169,534
 75,000 < Balance <=  80,000              11               0.74                    850,947
 80,000 < Balance <=  85,000              15               1.07                  1,239,255
 85,000 < Balance <=  90,000              6                0.46                    530,450
 90,000 < Balance <=  95,000              3                0.24                    276,795
 95,000 < Balance <= 100,000              7                0.58                    670,204
100,000 < Balance <= 105,000              4                0.35                    408,859
105,000 < Balance <= 110,000              3                0.28                    322,166
110,000 < Balance <= 115,000              3                0.29                    338,029
115,000 < Balance <= 120,000              1                0.10                    117,040
120,000 < Balance <= 125,000              1                0.11                    122,107
125,000 < Balance <= 130,000              1                0.11                    128,999
          Balance >  135,000              4                0.86                    996,693
Total                                     3,913          100.00%              $115,417,700


                        ORIGINAL LTV RANGE - rounded to 1%

                                                              Percentage of
    Original             Number of          Aggregate            Cut-Off
 Loan-To-Value           Mortgage         Unpaid Principal      Principal
     Ratio               Loans                Balance            Balance
Less than 61%             246                5,185,965.74           4.49
From 61% to 65.999%       106                2,530,709.54           2.19
From 66% to 70.999%       126                3,973,648.85           3.44
From 71% to 75.999%       146                4,490,888.66           3.89
From 76% to 80.999%       256                7,700,519.75           6.67
From 81% to 85.999%       416               11,867,161.32          10.28
From 86% to 90.999%       960               29,156,402.38          25.26
From 91% to 100.00%      1657               50,512,403.71          43.76
Total                    3913             $115,417,699.95         100.00%



                                 GROSS COUPON


        Gross                                                                       Current
        Coupon                                    # Loans    % Pool                 Balance
 7.00% < Gross Coupon <=   8.00%                     20        .95                 $1,090,755.81
 8.00% < Gross Coupon <=   9.00%                    110       4.11                 $4,741,610.85
 9.00% < Gross Coupon <= 10.00%                     290      10.05                $11,602,512.30
10.00% < Gross Coupon <= 11.00%                     837      23.35                $26,949,791.12
11.00% < Gross Coupon <= 12.00%                   1,122      32.66                $37,695,426.28
12.00% < Gross Coupon <= 13.00%                     953      20.62                $23,801,465.56
13.00% < Gross Coupon <= 14.00%                     391       5.99                 $6,911,953.48
14.00% < Gross Coupon <= 15.00%                     146       1.76                 $2,029,969.33
15.00% < Gross Coupon <= 16.00%                      25        .31                   $360,226.80
16.00% < Gross Coupon <= 17.00%                       4        .04                    $49,040.75
17.00% < Gross Coupon <= 18.00%                      13        .14                   $161,158.41
18.00% < Gross Coupon <= 19.00%                       1        .01                    $10,320.17
19.00% < Gross Coupon <= 20.00%                       1        .01                    $13,469.09
Total.....                                        3,913     100.00%              $115,417,699.95



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.


                                 REMAINING TERM

                                                    # of       % of          Current
      Remaining Term                                Loans      Pool          Balance
  20 < Rem Term <=   72                              241       2.29        $2,644,065
  73 < Rem Term <=   84                              372       5.03        $5,809,621
  85 < Rem Term <= 120                               782      14.61       $16,867,976
 121 < Rem Term <= 156                               513      11.34       $13,089,821
 157 < Rem Term <= 180                               784      20.88       $24,094,742
 181 < Rem Term <= 240                               935      32.21       $37,170,912
 241 < Rem Term <= 299                               159       7.37        $8,509,706
 299 < Rem Term <= 360                               126       6.22        $7,175,560
     Rem Term >  360                                   1        .05           $55,297
Total.....                                         3,913     100.00%     $115,417,700



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.



DATE           AV FUNDS CAP                       1M-LIBOR     MARGIN (BP)
 2/07/03         9.808                             5.4375         437
 3/07/03         9.821                             5.4375         438
 4/07/03         9.833                             5.4375         440
 5/07/03         9.846                             5.4375         441
 6/07/03         9.859                             5.4375         442
 7/07/03         9.873                             5.4375         444
 8/07/03         9.886                             5.4375         445
 9/07/03         9.900                             5.4375         446
10/07/03         9.914                             5.4375         448
11/07/03         9.929                             5.4375         449
12/07/03         9.944                             5.4375         451
 1/07/04         9.959                             5.4375         452
 2/07/04         9.975                             5.4375         454
 3/07/04         9.990                             5.4375         455
 4/07/04        10.007                             5.4375         457
 5/07/04        10.023                             5.4375         459
 6/07/04        10.040                             5.4375         460
 7/07/04        10.058                             5.4375         462
 8/07/04        10.075                             5.4375         464
 9/07/04        10.093                             5.4375         466
10/07/04        10.112                             5.4375         467
11/07/04        10.131                             5.4375         469
12/07/04        10.151                             5.4375         471
 1/07/05        11.930                             5.4375         649
 2/07/05        12.019                             5.4375         658
 3/07/05        12.028                             5.4375         659
 4/07/05        12.037                             5.4375         660
 5/07/05        12.047                             5.4375         661
 6/07/05        12.057                             5.4375         662
 7/07/05        12.067                             5.4375         663
 8/07/05        12.077                             5.4375         664
 9/07/05        12.087                             5.4375         665
10/07/05        12.098                             5.4375         666
11/07/05        12.109                             5.4375         667
12/07/05        12.120                             5.4375         668
 1/07/06        12.131                             5.4375         669
 2/07/06        12.143                             5.4375         671
 3/07/06        12.155                             5.4375         672
 4/07/06        12.167                             5.4375         673
 5/07/06        12.179                             5.4375         674
 6/07/06        12.192                             5.4375         675
 7/07/06        12.205                             5.4375         677
 8/07/06        12.218                             5.4375         678
 9/07/06        12.232                             5.4375         679
10/07/06        12.246                             5.4375         681
11/07/06        12.260                             5.4375         682
12/07/06        12.275                             5.4375         684
 1/07/07        12.290                             5.4375         685
 2/07/07        12.305                             5.4375         687

     AND SO ON.........

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.



__________________________________________________________________________

     -  VMF7A  GP II (ARMs)
     -  Cut Off Date of Tape is  12/25/96
     -  ARM
     -  $77,767,930.26
__________________________________________________________________________


Number of Mortgage Loans:                                        2,479

Aggregate Unpaid Principal Balance:                        $77,767,930.26
Aggregate Original Principal Balance:                      $79,995,810.34

Weighted Average Coupon (Gross):                                   9.881%
Gross Coupon Range:                                     8.000% -  15.250%

Weighted Average Margin (Gross):                                   3.477%
Gross Margin Range:                                     1.280% -   8.650%

Weighted Average Life Cap (Gross):                                15.422%
Gross Life Cap Range:                                  13.250% -  21.250%

Weighted Average Life Floor (Gross):                               3.477%
Gross Life Floor Range:                                 1.280% -   8.650%

Average Unpaid Principal Balance:                              $31,370.69
Average Original Principal Balance:                            $32,269.39

Maximum Unpaid Principal Balance                               $86,546.30
Minimum Unpaid Principal Balance:                               $4,065.01

Maximum Original Principal Balance:                            $86,800.40
Minimum Original Principal Balance:                             $6,375.99

Weighted Avg. Stated Rem. Term (LPD to Mat Date):                 201.491
Stated Rem Term Range:                                  48.000 -  360.000
Weighted Avg. Amortized Rem. Term:                                201.197
Amortized Rem Term Range:                               30.292 -  360.017

Weighted Average Age (First Pay thru Last Pay):                     6.267
Age Range:                                               4.000 -  146.000

Weighted Average Original Term:                                   207.758
Original Term Range:                                    48.000 -  360.000

Weighted Average Original LTV:                                     87.790
Original LTV Range:                                    24.597% - 100.000%

Weighted Average Periodic Interest Cap:                            1.429%
Periodic Interest Cap Range:                            1.000% -   2.000%

Weighted Average Months to Interest Roll:                           9.513
Months to Interest Roll Range:                                   1 -   14

Weighted Average Months to Payment Roll:                           10.438
Months to Payment Roll Range:                                    2 -   15

Weighted Average Interest Roll Frequency:                          11.940
Interest Frequency Range:                                        6 -   12

Weighted Average Payment Roll Frequency:                           12.000
Payment Frequency Range:                                        12 -   12


___________________________________________________________________________


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.


                        ORIGINAL CONTRACT BALANCES

                                  # of                            Total
   Original Loan Amount         Contracts                     Current Balance
  5,000 < Balance <= 10,000        38              0.41            321,815
10,000 < Balance <= 15,000        157              2.52          1,963,047
15,000 < Balance <= 20,000        284              5.94          4,616,674
20,000 < Balance <= 25,000        359              9.91          7,706,740
25,000 < Balance <= 30,000        407             13.80         10,728,322
30,000 < Balance <= 35,000        346             14.05         10,928,414
35,000 < Balance <= 40,000        259             12.12          9,427,277
40,000 < Balance <= 45,000        179              9.61          7,475,727
45,000 < Balance <= 50,000        147              8.84          6,872,733
50,000 < Balance <= 55,000        108              7.24          5,630,174
55,000 < Balance <= 60,000         93              6.76          5,256,738
60,000 < Balance <= 65,000         42              3.34          2,599,158
65,000 < Balance <= 70,000         27              2.32          1,804,615
70,000 < Balance <= 75,000         24              2.22          1,724,722
75,000 < Balance <= 80,000          6              0.60            463,299
80,000 < Balance <= 85,000          2              0.21            161,929
85,000 < Balance <= 90,000          1              0.11             86,546
Total....                       2,479            100.00%       $77,767,930


                ORIGINAL LTV RANGE - rounded to 1%

                                                                 Percentage of
                                                                 Cut-Off Date
   Original                 Number of           Aggregate          Aggregate
 Loan-To-Value               Mortgage        Unpaid Principal      Principal
     Ratio                    Loans               Balance           Balance
Less than 61%                     67            1,745,390.43          2.24
From 61% to 65.999%               58            1,719,488.05          2.21
From 66% to 70.999%               61            1,982,582.70          2.55
From 71% to 75.999%               106           3,795,472.59          4.88
From 76% to 80.999%               175           6,152,805.14          7.91
From 81% to 85.999%               279           9,771,125.77         12.56
From 86% to 90.999%               667          22,012,572.77         28.31
From 91% to 100.00%               1,066        30,588,492.81         39.33
Total....                         2,479       $77,767,930.26        100.00%



                              GROSS COUPON


         Gross                                                           Current
         Coupon                         # Loans        % Pool             Balance
 7.00% < Gross Coupon <=  8.00%             5          .32                   $245,294.09
 8.00% < Gross Coupon <=  9.00%           330        18.04                $14,031,973.79
 9.00% < Gross Coupon <= 10.00%         1,036        45.84                $35,651,047.80
10.00% < Gross Coupon <= 11.00%           748        27.05                $21,039,059.89
11.00% < Gross Coupon <= 12.00%           261         6.62                 $5,145,894.51
12.00% < Gross Coupon <= 13.00%            69         1.64                 $1,278,558.43
13.00% < Gross Coupon <= 14.00%            29          .46                   $360,087.94
15.00% < Gross Coupon <= 16.00%             1          .02                    $16,013.81
Total.....                              2,479       100.00%               $77,767,930.26



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.


                            GEOGRAPHIC DISTRIBUTION


                                                                        Current
State                    # Loans             % Pool                     Balance
Alabama                      18                 .64                       $496,095
Arkansas                     21                 .96                       $745,663
Arizona                       5                 .18                       $140,782
California                    4                 .14                       $111,709
Colorado                      5                 .29                       $228,662
Connecticut                   3                 .18                       $137,712
Dist of Col                   3                 .15                       $116,381
Florida                     137                5.25                     $4,082,027
Georgia                      95                2.37                     $1,846,590
Indiana                      13                 .44                       $345,920
Kentucky                    220                8.00                     $6,219,279
Louisiana                    50                1.88                     $1,460,743
Maryland                      3                 .16                       $127,479
Michigan                      2                 .08                        $60,808
Missouri                      8                 .43                       $331,933
Mississippi                  12                 .46                       $355,660
North Carolina              614               26.33                    $20,478,039
New Jersey                    2                 .05                        $39,511
New Mexico                   22                1.03                       $802,683
New York                      9                 .52                       $400,884
Ohio                         10                 .43                       $338,177
Oklahoma                      8                 .31                       $241,178
Oregon                        6                 .25                       $194,428
Pennsylvania                  2                 .09                        $71,628
Puerto Rico                   1                 .02                        $18,787
South Carolina              379               16.16                    $12,570,830
Tennessee                   172                6.35                     $4,939,172
Texas                       544               22.03                    $17,132,400
Virginia                    108                4.68                     $3,640,384
West Virginia                 3                 .12                        $92,384
Total                     2,479              100.00%                   $77,767,930



                          YEAR OF ORIGINATION

 Year of                                                              Current
Origination            # of Loans          % of Pool                  Balance
 1984                     1                  .01                         $7,228
 1985                    30                  .41                       $319,197
 1986                    46                  .68                       $528,578
 1987                     5                  .11                        $86,547
 1988                     9                  .18                       $141,904
 1989                    14                  .24                       $186,133
 1990                     8                  .19                       $149,411
 1991                     2                  .03                        $25,964
 1994                     5                  .09                        $73,118
 1995                   351                14.63                    $11,380,686
 1996                 2,008                83.41                    $64,869,166
Total....             2,479               100.00%                   $77,767,930



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR GOLDMAN, SACHS & CO. FINANCIAL ADVISOR IMMEDIATELY.



                         REMAINING TERM

                                       # of       % of       Current
   Remaining Term                      Loans      Pool       Balance
 20 < Rem Term <=  72                   154       2.41      $1,873,523
 73 < Rem Term <=  84                   114       2.30      $1,788,338
 85 < Rem Term <= 120                   247       6.19      $4,810,590
121 < Rem Term <= 156                   229       7.18      $5,586,749
157 < Rem Term <= 180                   839      32.61     $25,361,369
181 < Rem Term <= 240                   739      38.71     $30,105,890
241 < Rem Term <= 299                    98       6.37      $4,954,161
299 < Rem Term <= 360                    59       4.23      $3,287,309
Total.....                            2,479     100.00%    $77,767,930



                      LOAN SUMMARY STRATIFIED BY
                                LIFE CAP


                                                                              Percentage of
                                                                               Cut-Off Date
   Original                               Number of          Aggregate         Aggregate
 Loan-To-Value                            Mortgage       Unpaid Principal      Principal
     Ratio                                Loans              Balance           Balance
     LIFE CAP  =   0.000                     85               974,698.37         1.25
13.000 LIFE CAP <= 13.500                     5               194,483.03         0.25
13.500 LIFE CAP <= 14.000                    57             2,473,025.20         3.18
14.000 LIFE CAP <= 14.500                   132             5,211,870.22         6.70
14.500 LIFE CAP <= 15.000                   377            15,440,886.49        19.86
15.000 LIFE CAP <= 15.500                   544            19,088,372.65        24.55
15.500 LIFE CAP <= 16.000                   453            14,527,443.49        18.68
16.000 LIFE CAP <= 16.500                   381            10,490,132.49        13.49
16.500 LIFE CAP <= 17.000                   196             4,869,810.40         6.26
17.000 LIFE CAP <= 17.500                   106             2,095,101.75         2.69
17.500 LIFE CAP <= 18.000                    69             1,208,988.51         1.55
18.000 LIFE CAP <= 18.500                    23               424,037.56         0.55
18.500 LIFE CAP <= 19.000                    12               184,258.60         0.24
19.000 LIFE CAP <= 19.500                    18               265,518.82         0.34
19.500 LIFE CAP <= 20.000                    16               246,142.59         0.32
20.000 LIFE CAP <= 20.500                     4                57,146.28         0.07
21.000 LIFE CAP <= 21.500                     1                16,013.81         0.02
Total.................                    2,479           $77,767,930.26       100.00%



                                      GROSS MARGIN


                                                   # of         % of            Current
   Gross Margin                                    Loans        Pool            Balance
1.0 < Margin <=  2.0                                  24         1.44        1,122,988.62
2.0 < Margin <=  3.0                                 612        32.63       25,376,225.16
3.0 < Margin <=  4.0                               1,012        40.61       31,579,632.39
4.0 < Margin <=  5.0                                 582        19.64       15,277,441.84
5.0 < Margin <=  6.0                                 199         4.61        3,581,742.02
6.0 < Margin <=  7.0                                  42         0.92          715,268.32
7.0 < Margin <=  8.0                                   7         0.13           98,618.10
8.0 < Margin <=  9.0                                   1         0.02           16,013.81
Total...                                           2,479       100.00%     $77,767,930.26



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